                                                                    EXHIBIT 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Dan E. Steigerwald, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the
Quarterly Report of Union Drilling, Inc. on Form 10-Q for the quarter ended
September 30, 2006 fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Union Drilling, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Union
Drilling, Inc.

                                          By:    /s/ Dan E. Steigerwald
                                                 -------------------------------
                                          Name:  Dan E. Steigerwald
                                          Title: Vice-President, Chief Financial
                                          Officer and Secretary
                                          Date:  November 13, 2006